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                                                                   EXHIBIT 10.14

                                 FLUOR SPECIAL
                           EXECUTIVE INCENTIVE PLAN

                            As Amended and Restated
                          Effective December 6, 1994
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                                   ARTICLE I
                                  DEFINITIONS

Sec. 1.1  DEFINITIONS
          -----------

   As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly, indicates to the contrary:

   (a) "Awards" shall mean Long-Term Incentive Awards, Performance Incentive Awards and Restricted Unit Awards as provided herein.

   (b) "Board" shall mean the Board of Directors of the Company.

   (c) "Change of Control" of the Company shall be deemed to have occurred if,
       (i) a third person, including a 'group' as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, acquires shares of the Company having twenty-five percent or more of the total number of votes that may be cast for the election of directors of the Company; or (ii) as the result of any cash tender or exchange offer, merger or other business combination, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

   (d) "Committee" shall mean the Organization and Compensation Committee of the Board.

   (e) "Company" shall mean Fluor Corporation.

   (f) "Eligible Employee" shall mean an employee who is an officer of the Company or any Subsidiary or who is a member of the Executive Management Team of the Company and its Subsidiaries.

   (g) "Executive Management Team" shall mean those employees who, at the time of the making of an Award hereunder, have been determined to be eligible to participate in the Fluor Corporation and Subsidiaries Executive Incentive Compensation Program or in other similar management incentive compensation programs of the Company or a Subsidiary.

   (h) "Fair Market Value" shall mean the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on the New York Stock Exchange on the day such value is to be determined hereunder or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

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   (i) "Grantee" shall mean an Eligible Employee to whom Awards have been granted hereunder.

   (j) "Long-Term Incentive Award" shall mean amounts awarded pursuant to
       Article V hereof.

   (k) "Performance Incentive Award" shall mean amounts awarded pursuant to
       Article VI hereof.

   (l) "Plan" shall mean the Fluor Special Executive Incentive Plan, the terms of which are set forth herein.

   (m) "Restricted Unit Award" shall mean amounts awarded pursuant to Article VII hereof.

   (n) "Return on Average Shareholders' Equity" shall mean, for any fiscal year, the percentage amount reported as "Return on Average Shareholders Equity" in the "Highlights" section of the Company's Annual Report to Stockholders for such fiscal year.

   (o) "Stock" shall mean the common stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

   (p) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

   (q) "Ten Year Treasury Yield" shall mean, for any fiscal period, the daily average percent per annum yield for U. S. Government Securities - 10 year Treasury constant maturities, as published in the Federal Reserve statistical release or any successor publication.

                                  ARTICLE II
                                   THE PLAN

Sec. 2.1  NAME
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This plan shall be known as the "Fluor Special Executive Incentive Plan".

Sec. 2.2  PURPOSE
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     The purpose of the Plan is to advance the interests of the Company and its shareholders by providing Eligible Employees who can directly and significantly influence the profits of the

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Company and therefore the market value of its Stock with two forms of cash incentive compensation (Long-Term Incentive Awards and Performance Incentive Awards) which are based upon the attainment of specified performance objectives and with another form of cash compensation (Restricted Unit Awards) which is designed to compensate for the income and employment tax withholding arising from the lapse of restrictions on shares of restricted stock granted to such Eligible Employees. Restricted Unit Awards are intended to encourage executive stock ownership by eliminating the need to dispose of a portion of any newly vested restricted shares to pay the withholding amounts.

Sec. 2.3  EFFECTIVE DATE AND DURATION
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     The Plan shall become effective as of April 27, 1987. The Awards granted hereunder must be awarded on or before October 31, 1999.

                                  ARTICLE III
                                 PARTICIPANTS

Sec. 3.1  ELIGIBILITY
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     Any Eligible Employee of the Company or its Subsidiaries shall be eligible to participate in the Plan; provided, however, that no member of the Committee shall be eligible to participate.

                                  ARTICLE IV
                                ADMINISTRATION

Sec. 4.1  DUTIES AND POWERS OF COMMITTEE
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     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among Eligible Employees those to whom and the time or times at which Awards may be granted, the amount of such Awards and the terms and conditions upon which such Awards shall become earned and payable. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in the administration of the Plan.

Sec. 4.2  MAJORITY RULE
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     A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

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Sec. 4.3  COMPANY ASSISTANCE
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     The Company shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V
                          LONG-TERM INCENTIVE AWARDS

Sec. 5.1  LONG-TERM INCENTIVE AWARD GRANT AND AGREEMENT
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     Each Long-Term Incentive Award made hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Agreement dated as of the date of grant and executed by the Company and the Grantee which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

Sec. 5.2  DETERMINATION OF LONG-TERM INCENTIVE AWARDS
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In advance of the granting each Long-Term Incentive Award hereunder the
Committee shall:

   (a) Establish the specific threshold, target and maximum earnings level (which may be characterized either in terms of net earnings or earnings excluding certain items such as interest, taxes, depreciation or amortization) which must be attained over a three fiscal year period in order for such Award (or portion thereof) to become earned by the Grantee and payable by the Company; and

   (b) Establish a graded series of Award levels which shall designate the amount to be paid to Grantees at each such level if either the threshold, target or maximum earnings level is achieved, and assign an Award grade level for each Grantee. If the threshold target is not achieved, no Award will be payable to the Grantee. If the maximum target or more is achieved, then the Award shall be the maximum Award amount for the Grantee's grade level. If an earnings amount between the threshold and target earnings level is achieved, then the amount of the Award shall be corresponding prorata amount between the threshold Award amount and the target Award amount. If an earnings amount between the target level and maximum earnings level is achieved, then the amount of the Award shall be the corresponding prorata amount between the target Award amount and the maximum Award amount. The maximum amount of any Award shall be $600,000.00.

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Sec. 5.3  EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT
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     If, prior to the date on which any Long-Term Incentive Award becomes earned and payable, the Grantee's employment with the Company or its Subsidiaries shall be terminated by the Company or Subsidiary with or without cause, or by the act of the Grantee, then the Grantee's rights with respect to that portion of the Long-Term Incentive Award which has not been earned as of the date of such termination shall immediately terminate and all rights thereunder shall cease; provided, however, that if such termination of employment shall occur as a result of the Grantee's death or permanent and total disability, as determined in accordance with applicable Company personnel policies, or if the Grantee's employment with the Company or its Subsidiaries shall be terminated within two years after a Change of Control of the Company and such termination occurs prior to a date on which a Long-Term Incentive Award would have become earned and payable, such Award shall become earned and payable in accordance with its original terms and conditions notwithstanding such termination.

                                  ARTICLE VI
                         PERFORMANCE INCENTIVE AWARDS

Sec. 6.1  PERFORMANCE INCENTIVE AWARD GRANT AND AGREEMENT
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     Each Award made hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Agreement dated as of the date of grant and executed by the Company and the Grantee which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

Sec. 6.2  CONDITIONS OF PERFORMANCE INCENTIVE AWARDS
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     In granting each Performance Incentive Award hereunder the Committee shall:
     (a) Establish minimum, target and maximum amounts which may become earned by the Grantee and payable by the Company; and
     (b) Establish the period over which the performance of the Grantee and that of his operating unit will be measured, as well as the period for which the Grantee must remain in the employ of the Company or its subsidiaries in order for it to subsequently become earned by the Employee and payable by the Company.

Sec. 6.3  AMOUNT OF AWARD
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     The amount of the Award shall be determined by the Company in its sole discretion based upon its evaluation of the Grantee's performance and that of his operating unit during the performance period established by the Committee.

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Sec. 6.4  EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT
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     If, prior to the date on which any Incentive Award becomes earned and payable, the Grantee's employment with the Company or its Subsidiaries shall be terminated by the Company or Subsidiary with or without cause, or by the act of the Grantee, then the Grantee's rights with respect to that portion of the Award which has not been earned as of the date of such termination shall immediately terminate and all rights thereunder shall cease; provided, however, that if such termination of employment shall occur as a result of the Grantee's death or permanent and total disability, as determined in accordance with applicable Company personnel policies, or if the Grantee's employment with the Company or its Subsidiaries shall be terminated within two years after a Change of Control of the Company and such termination occurs prior to a date on which an Award would have become earned and payable, such Award shall become earned and payable in accordance with its original terms and conditions notwithstanding such termination.

                                  ARTICLE VII
                            RESTRICTED UNIT AWARDS

Sec. 7.1  RESTRICTED UNIT AWARD GRANT AND AGREEMENT
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     Each Restricted Unit Award granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Agreement dated as of the date of grant and executed by the Company and the Grantee, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan. A Restricted Unit Award of Restricted Units may only be made in connection with an Award of Restricted Stock pursuant to the 1988 Fluor Executive Stock Plan. No Awards of Restricted Units may be made during any fiscal year unless, for the preceding fiscal year, Return on Average Shareholders' Equity exceeded the Ten Year Treasury Yield by more than three percentage points.

Sec. 7.2  DETERMINATION OF AWARD AMOUNT
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     In advance of the granting of each Restricted Unit Award hereunder the
Committee shall:

     (a) Establish various Award grade levels (which levels shall be the same as those established by the Committee for concurrent Awards of Restricted Stock made pursuant to the 1988 Fluor Executive Stock Plan) that shall designate the maximum number of Restricted Units which may be awarded annually to a Grantee in each Award grade level. The number of Restricted Units for each Award grade level shall be calculated by reference to the applicable federal and state income and employment withholding tax rates; and

     (b) Assign an Award grade level for each Grantee which shall correspond to the Award grade level assigned to such Grantee in connection with the concurrent granting to him of Restricted Stock pursuant to the 1988 Fluor Executive Stock

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         Plan. The Committee shall have the sole discretion and authority to make an Award of less than the maximum number of Units for a Grantee's assigned grade level or to make no Award at all to such Eligible Employee. In no event shall the total number of Restricted Units granted to any Eligible Employee in any fiscal year exceed 10,000.

Sec. 7.3  AWARD TERMS AND CONDITIONS
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     Each Restricted Unit shall have a value equal to the Fair Market Value on the date that such Award, or portion thereof, becomes earned and payable. Each award shall become earned and payable in ten equal increments on each of the ten succeeding anniversary dates following the date of the Award, or upon such other terms and conditions as may be determined by the Committee. The proceeds of each Award shall be applied in payment of applicable federal and state income and employment withholding taxes arising from the lapse of restrictions on the related restricted stock and from such Award (or portion thereof) becoming earned and payable, with the balance, if any, to be remitted to the Grantee. If the outstanding shares of Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, an appropriate and proportionate adjustment may be made in the number of Restricted Units subject to outstanding Awards. Such adjustments will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive.

Sec. 7.4  EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT
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     Except as otherwise established by the Committee in determining the terms and conditions of a particular Restricted Units Award, if, prior to the date on which the Restricted Units, or any portion thereof becomes earned and payable, the Grantee's employment with the Company or its Subsidiaries shall be terminated by the Company or Subsidiary with or without cause, or by the act of the Grantee, then the Grantee's rights with respect to that portion of the Award which has not been earned as of the date of such termination shall immediately terminate and all rights thereunder shall cease.

                                 ARTICLE VIII
                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

Sec. 8.1  TERMINATION, AMENDMENT AND MODIFICATION OF PLAN
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     The Board may at any time, upon recommendation of the Committee, terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided,

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however, that no termination, amendment or modification of the Plan shall in any manner affect any Awards theretofore granted under the Plan without the consent of the Grantee.

                                  ARTICLE IX
                                 MISCELLANEOUS

Sec. 9.1  NONTRANSFERABILITY OF AWARDS
          ----------------------------

     No Awards granted hereunder shall be transferred by a Grantee otherwise than by will or the laws of descent and distribution. During the lifetime of a Grantee, such Awards shall be payable only to the Grantee.

Sec. 9.2  EMPLOYMENT
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     Nothing in the Plan or in any Awards granted hereunder shall confer upon any employee the right to continue in the employ of the Company or any Subsidiary.

Sec. 9.3  OTHER COMPENSATION PLANS
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     The adoption of the Plan shall not affect any stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

Sec. 9.4  PLAN BINDING ON SUCCESSORS
          --------------------------

     The Plan shall be binding upon the successors and assigns of the Company.

Sec. 9.5  SINGULAR, PLURAL GENDER
          -----------------------

     Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

Sec. 9.6  HEADINGS, ETC., NOT PART OF PLAN
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     Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

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